Income Taxes - Summary of Net Deferred Tax Assets (Detail) - Enjoy Technology Inc [Member] - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating loss carryforwards	$ 96,646	$ 67,127
Accruals and reserves	462	333
Property and equipment	568	328
Total deferred tax asset before valuation allowance	97,676	67,788
Valuation allowance	(97,676)	(67,788)
Deferred tax assets, net of valuation allowance	$ 0	$ 0